                                                                    EXHIBIT 99.1

                                                               [LOGO OF CONSECO]

                                                Net Interest Margin Trust 1995-A
                                                October, 1999
                                                Payment: November 15, 1999

               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                            Distribution Date: November 15, 1999

<CATION>
                                                                                                      Per $1,000
Securitized Net Interest Margin Certificates                                                           Original
--------------------------------------------                                                          ----------

1.    Amount Available                                                           1,421,669.92
                                                                             ----------------
Interest

2.    Aggregate Interest                                                           966,022.14           3.13643552
                                                                             -------------------------------------

3.    Amount Applied to:
      (a) accrued but unpaid Interest

4.    Remaining:
      (a) accrued but unpaid Interest

5.    Monthly Interest                                                             966,022.14
                                                                             ----------------

Principal

6.    Current month's principal distribution                                       455,647.78           1.47937591
                                                                             -------------------------------------

7.    Remaining outstanding principal balance                                  159,437,672.32          517.6547803
                                                                             -------------------------------------
      Pool Factor                                                                  0.51765478
                                                                             ----------------

8.    Present value of the projected remaining aggregate
      cashflows of the Finance I Assets and the
      Residual Assets, as of the immediately
      preceding Distribution Date                                              410,849,743.20**
                                                                             ----------------

9.    Aggregate amount on deposit in Reserve Fund                                7,500,000.00
                                                                             ----------------

10.   Subordinated Certificateholder payment  (interest
      earnings on Reserve Fund, pursuant to Section 5.8)                            30,081.96
                                                                             ----------------

11.   Aggregate principal balance of loans
      refinanced by Green Tree Financial                                         4,582,548.90
                                                                             ----------------

12.   Weighted average CPR                                                             12.18%
                                                                             ----------------

13.   Weighted average CDR                                                              3.75%
                                                                             ----------------

14.   Annualized net loss percentage                                                    2.38%
                                                                             ----------------

15.   Delinquency              30-59 day                                                1.49%
                                                                             ----------------
                               60-89 day                                                0.66%
                                                                             ----------------
                               90+ day                                                  0.96%
                                                                             ----------------
                               Total 30+                                                3.11%
                                                                             ----------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 10/15/99.

                                                               [LOGO OF CONSECO]

                                                Net Interest Margin Trust 1995-A
                                                October, 1999
                                                Payment: November 15, 1999



                                      Fee Assets
                    ---------------------------------------------------------
                        Guarantee          Inside            Fee Asset
                          Fees              Refi               Total
                    ---------------------------------------------------------

GTFC 1994-5                 46,298.28         34,872.49            81,170.77
GTFC 1994-6                      0.00         37,026.07            37,026.07
GTFC 1994-7                      0.00         22,115.31            22,115.31
GTFC 1994-8                      0.00         37,352.58            37,352.58
GTFC 1995-1                      0.00         30,851.49            30,851.49
GTFC 1995-2                      0.00              0.00                 0.00
GTFC 1995-3                      0.00        118,666.44           118,666.44
GTFC 1995-4                 45,443.30         29,048.17            74,491.47
GTFC 1995-5                      0.00              0.00                 0.00
                    ---------------------------------------------------------

                            91,741.58        309,932.55           401,674.13

Total amount of Guarantee Fees and
     Inside Refinance Payments                                    401,674.13
                                                              --------------

Subordinated Servicing Fees                                       475,879.24
                                                              --------------

Payment on Finance 1 Note                                         877,553.37
                                                              --------------

Allocable to Interest (current)                                   696,780.29
                                                              --------------

Allocable to accrued but unpaid Interest                                0.00
                                                              --------------

Accrued and unpaid Trustee Fees                                         0.00
                                                              --------------

Allocable to Principal                                            180,773.08
                                                              --------------

Finance 1 Note Principal Balance                              115,148,378.62
                                                              --------------

                                                               [LOGO OF CONSECO]

                                                Net Interest Margin Trust 1995-A
                                                October, 1999
                                                Payment: November 15, 1999



                                                      Inside
                                         Residual      Refi          Total
                                ----------------------------------------------

GTFC 1994-5                                  0.00          0.00          0.00
GTFC 1994-6                                  0.00          0.00          0.00
GTFC 1994-7                                  0.00          0.00          0.00
GTFC 1994-8                                  0.00          0.00          0.00
GTFC 1995-1                                  0.00          0.00          0.00
GTFC 1995-2                            151,399.66     30,565.71    181,965.37
GTFC 1995-3                                  0.00          0.00          0.00
GTFC 1995-4                                  0.00          0.00          0.00
GTFC 1995-5                            311,161.12     50,990.06    362,151.18
                                ----------------------------------------------

                                       462,560.78     81,555.77    544,116.55

                                Total Residual and Inside
                                    Refinance Payments             544,116.55